Virtus Seix Corporate Bond Fund,

a series of Virtus Asset Trust

Supplement dated December 23, 2024, to the Summary Prospectus and the

Virtus Asset Trust Statutory Prospectus and Statement of Additional Information (“SAI”),

each dated April 29, 2024, as supplemented

Important Notice to Investors

Effective December 20, 2024, the Virtus Seix Corporate Bond Fund (the “Fund”) was liquidated pursuant to a Plan of Liquidation. The Fund has ceased operations and is no longer available for sale. Accordingly, the Fund’s Summary Prospectus is no longer valid, nor are references to the Fund in the Virtus Asset Trust Statutory Prospectus and SAI.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VAT 8622 Seix Corporate Bond Fund Closed (12/2024)